UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 23, 2010
GTx, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-50549 (Commission File Number)	62-1715807 (I.R.S. Employer Identification No.)
175 Toyota Plaza
7th Floor
Memphis, Tennessee 38103
(901) 523-9700
(Address, including zip code, and telephone number,
including area code, of registrant’s principal executive offices)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.
On March 23, 2010, Ipsen and GTx, Inc. issued a joint press release announcing that it has expanded their partnership for the development and commercialization of toremifene 80 mg for the reduction of fractures in men with advanced prostate cancer on androgen deprivation therapy (ADT) and toremifene 20 mg for the prevention of prostate cancer in high risk patients with High Grade Prostatic Intraepithelial Neoplasia lesions (HGPIN), a copy which is furnished as Exhibit 99.1 to this Current Report.

ITEM 9.01	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit
Number	Description
99.1	Press Release issued by GTx, Inc. dated March 23, 2010

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GTx, INC.
Date: March 23, 2010	By:	/s/ Henry P. Doggrell
		Name:	Henry P. Doggrell
		Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release issued by GTx, Inc. dated March 23, 2010